                                                                                PURCHASE AGREEMENT                                                        Exhibit 10.19

                THIS PURCHASE AGREEMENT (the “Agreement”) is made as of the 22nd day of May, 2002, by and between Datalink Corporation, a corporation organized under the laws of the State of Minnesota (the “Company”), with its principal offices at 8170 Upland Circle, Chanhassen, Minnesota 55317, and Needham Emerging Growth Partners, L.P., Needham Contrarian Fund, L.P., Needham Emerging Growth Partners (Caymans), L.P., Needham Growth Fund and Needham Aggressive Growth Fund (each a “Purchaser” and together, the “Purchasers”), with their principal offices at 445 Park Avenue, Third Floor, New York, New York 10022.

                IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchasers agree as follows:

                Section 1.              Authorization of Sale of the Shares and Warrants.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of (i) 1,180,000 shares (the “Shares”) of common stock, $.001 par value per share (the “Common Stock”), of the Company and (ii) 200,000 five-year warrants in the form of Exhibit A attached hereto (the “Warrants”) to purchase an additional 200,000 shares of Common Stock at an exercise price of $4.50 per share (the “Warrant Shares”).

                Section 2.              Agreement to Sell and Purchase the Shares and Warrants.  At the Closing (as defined in Section 3), the Company will sell to the Purchasers and each Purchaser will buy (severally and not jointly) from the Company, at a purchase price of $4.50 per Share and upon the other terms and conditions hereinafter set forth, the number of Shares and Warrants shown below:

Purchaser	Shares	Warrants	Dollar Amount
Needham Emerging Growth Partners, L.P.	400,000	68,000	$1,800,000
Needham Contrarian Fund, L.P.	200,000	34,000	$900,000
Needham Emerging Growth Partners (Caymans), L.P.	155,000	26,000	$697,500
Needham Growth Fund	400,000	68,000	$1,800,000
Needham Aggressive Growth Fund	25,000	4,000	$112,500
TOTAL	1,180,000	200,000	$5,310,000

                Section 3.              Delivery of the Shares and Warrants.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Messerli & Kramer P.A., 150 South Fifth Street, Suite 1800, Minneapolis, Minnesota 55402 at 10:00 a.m., Central Time, on the date hereof or at such other date, time and place as the parties may agree to in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

                Within ten business days after the Closing, the Company shall deliver to each Purchaser one or more stock and warrant certificates dated as of the Closing Date, registered in the name of such Purchaser representing the number of Shares and Warrants set forth in Section 2 above being purchased by such Purchaser and bearing an appropriate legend referring to the fact that the Shares and Warrants were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder.  The Company’s obligation to complete the purchase and sale of the Shares and Warrants and deliver such stock and warrant certificate(s) to each Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:  (a) receipt by the Company of same-day funds in the full amount of the purchase price for all of the Shares and Warrants being purchased by each Purchaser hereunder and (b) the accuracy of the representations and warranties (as if such representations and warranties were made on the Closing Date) made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing.  Each Purchaser’s obligation to accept delivery of such stock and warrant certificate(s) and to pay for the Shares and Warrants evidenced thereby shall be subject to the conditions:  (1) that the representations and warranties made by the Company herein are accurate as of the Closing Date;  (2) that the Company has fulfilled all undertakings to be fulfilled prior to the Closing;  (3) that the Closing Date shall occur on a date that is not later than May 22, 2002;  and (4) that the Common Stock shall be quoted on the Nasdaq National Market System.

Section 4.              Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

                4.1          Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a material adverse effect upon the business, financial condition, properties or operations of the Company, taken as a whole (a “Material Adverse Effect”).  The Company has no subsidiaries.

                4.2          Authorized Capital Stock.  As of May 22, 2002, the authorized capital stock of the Company consists of 50,000,000 undesignated shares of capital stock, of which 8,976,299 shares of Common Stock are issued and outstanding and 3,550,000 shares of Common Stock are reserved for issuance under the Company’s stock option and purchase plans.  The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company’s filings (the “Public Filings”) with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of

1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Except for stock options and other awards granted under the option, award and purchase plans of the Company described in the Public Filings, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.  The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Public Filings accurately and fairly presents all material information with respect to such plans, arrangements, options and rights.

                4.3          Issuance, Sale and Delivery of the Shares and Warrants.  The Shares and Warrants, and the Warrant Shares underlying the Warrants, have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement or by the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.  No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares and Warrants by the Company pursuant to this Agreement.  No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.  No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares and Warrants to be sold by the Company as contemplated herein or the Warrant Shares upon payment therefor as provided by the Warrants.  The Company has reserved an adequate number of shares of its Common Stock for possible issuance upon exercise of the Warrants.

                4.4          Due Execution, Delivery and Performance of this Agreement.  The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Company.  The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case which would have a Material Adverse Effect or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties where such conflict, breach, violation or default is likely to result in a

Material Adverse Effect.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares, the Warrants and the Warrant Shares.  Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchasers, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

                4.5          Accountants.  The firms of Arthur Andersen LLP and PricewaterhouseCoopers LLP, which together have expressed their respective opinions with respect to the consolidated financial statements to be included in the Registration Statement and the Prospectus which forms a part thereof, have each represented to the Company that such respective firm is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

                4.6          No Defaults.  The Company is not in violation or default of any provision of its articles of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound and where such breach or default is reasonably likely to result in a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents and which would have a Material Adverse Effect.

                4.7          Contracts.  The contracts described in the Public Filings that are material to the Company are in full force and effect on the date hereof; and neither the Company nor, to the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts which breach or default would have a Material Adverse Effect.

                4.8          No Actions.  There are no legal or governmental actions, suits, proceedings, pending and to the Company’s knowledge, there are no inquiries or investigations, nor are there any legal or governmental actions, suits, or proceedings threatened, to which the Company is or may be a party or subject or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, or instituted by the Commission, the National Association of Securities Dealers, Inc., any state securities commission or other governmental or regulatory entity, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and, to the Company’s knowledge, no labor disturbance by the employees of the Company exists, or is imminent which is reasonably expected to have a Material Adverse Effect.  The Company is not party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

                4.9          Properties.  The Company has good and marketable title to all the properties and assets reflected as owned by it in the consolidated financial statements included in the Public Filings, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company.  The Company owns or leases all such properties as are necessary to its operations as now conducted.  The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business.

                4.10        No Material Change.  Since March 31, 2002 and except as described in or specifically contemplated by the Public Filings:  (i) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction not in the ordinary course of business or which could reasonably be expected to have a Material Adverse Effect;  (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance;  (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations;  (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or any increase in indebtedness material to the Company;  and (v) there has not been any other event or change that would have a Material Adverse Effect.

                4.11        Intellectual Property.  The Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s business as currently conducted (collectively, the “Intellectual Property”).  There are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products or services described in the Public Filings that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company.  To the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any

Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect.  There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect.  There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material actions, suits, proceedings and claims.  There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

                4.12        Compliance.  The Company has not been advised, nor has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; in each case, except where failure to be in compliance would not have a Material Adverse Effect.

                4.13        Taxes.  The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon (or has appropriately and timely contested such taxes), and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which is reasonably likely to have a Material Adverse Effect.

                4.14        Transfer Taxes.  On the Closing Date, all stock transfer or other taxes which are required to be paid in connection with the sale and transfer of the Shares and Warrants to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

                4.15        Investment Company.  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                4.16        Offering Materials.  The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares and Warrants other than the Public Filings or any amendment or supplement thereto.  Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Shares and Warrants, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.

                4.17        Insurance.  The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                4.18        Contributions.  The Company has not at any time since its incorporation, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                4.19        Additional Information.  The information contained in the following documents, which the Company has furnished to the Purchasers, or will furnish prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended:

(a)                                  the Company’s Annual Report on Form 10-K for the year ended December 31, 2001;

(b)                                 the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002;  and

(c)                                  all other documents, if any, filed by the Company with the Commission thereafter pursuant to the reporting requirements of the Exchange Act.

                4.20        Legal Opinion.  Prior to the Closing, Messerli & Kramer P.A., counsel to the Company, will deliver its legal opinion to the Purchasers substantially in the form attached as Exhibit B to this Agreement.

                4.21        Certificate.  At the Closing, the Company will deliver to the Purchasers a certificate executed by the Chief Executive Officer, or the Chief Financial or Accounting Officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date;  provided, however, that if the Closing Date is on the same date as this Agreement, the execution and delivery of this Agreement shall constitute the signing officer’s certification as to such matters.

                4.22        Price of Common Stock.  The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares, the Warrant or the Warrant Shares.

                4.23        Reporting Company; Form S-3.  The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby.  The Company is eligible to register the Shares and the Warrant Shares for resale by the Purchasers on a registration statement on Form S-3 under the Securities Act.  There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountants’ consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Shares or the Warrant Shares by the Purchasers.

                4.24        Quotation on Nasdaq.  The Company shall use its commercially reasonable efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market System or on another national securities exchange for a minimum of two (2) years following the Closing Date.

                Section 5.              Representations, Warranties and Covenants of the Purchasers.

(a)           Each of the Purchasers represents and warrants to, and covenants with, the Company that:  (i) such Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, the Warrants and the Warrant Shares, including investments in securities issued by the Company and comparable entities, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares and Warrants;  (ii) such Purchaser is acquiring the number of Shares and Warrants set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares and Warrants, and no arrangement or understanding exists with any other persons regarding the distribution of such Shares or Warrants (this representation and warranty not limiting such Purchaser’s right to sell such Shares and the Warrant Shares pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, such Purchaser’s right to indemnification under Section 7.3);  (iii) except pursuant to the Registration Statement or otherwise in compliance with the Securities Act and the Rules and Regulations, such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrants or Warrant Shares, nor will such Purchaser engage in any short sale which results in a disposition of any of the Shares, Warrants or Warrant Shares by Purchaser (except for a short sale executed at a price in excess of the then applicable “Warrant Exercise Price” per share as defined in the Warrant);  (iv) such Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement, and such Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire;  (v) such Purchaser has, in connection with its decision to purchase the number of Shares and Warrants set forth in Section 2 above, relied solely upon the Public Filings and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein;  (vi) such Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act;  and (vii) such Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as such Purchaser has sold all of its Shares, Warrants and Warrant Shares or the Company is no longer required to keep the Registration Statement effective.

                (b)           Each of the Purchasers understands that the Shares and Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Securities Act, the Rules and Regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and each Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchasers to acquire the Shares and Warrants.

(c)           The Purchasers have used any information provided by the Company for the sole purpose of evaluating a possible investment in the Shares and Warrants and the Purchasers hereby acknowledge that they are prohibited from reproducing or distributing this Purchase Agreement or any other offering materials or other information provided by the Company in connection with the Purchasers’ consideration of their investment in the Company, in whole or in part, or divulging or discussing any of their contents.  Further, the Purchasers understand that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential.  The Purchasers understand that the federal securities laws impose restrictions on trading based on information regarding this offering.  In addition, the Purchasers hereby acknowledge that unauthorized disclosure of information regarding this offering may cause the Company to violate Regulation FD.  In addition to the above, the Purchasers shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below).  The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchasers, or that the

Purchasers are legally required to disclose;  provided, however, that if a Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

                (d)           The Purchasers understand that their investment in the Shares and Warrants involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock.  The Purchasers have the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and Warrants and have the ability to bear the economic risks of an investment in the Shares and Warrants.  The Purchasers have been afforded the opportunity to ask questions of the Company regarding such matters.

                (e)           The Purchasers understand that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares and Warrants.

                (f)            The Purchasers understand that, until such time as the Registration Statement has been declared effective or the Shares and Warrant Shares may be sold by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares, Warrant and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares, Warrants and Warrant Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

                (g)           Except for Needham Emerging Growth Partners (Cayman), L.P., whose principal executive offices are in the Cayman Islands, each Purchaser’s principal executive offices are in the State of New York.

                (h)           The Purchasers hereby covenant with the Company not to make any sale of the Shares or Warrant Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchasers acknowledge and agree that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares and Warrant Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser and (iii) to the effect that (A) the Shares and Warrant Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) if applicable, the requirement of delivering a current prospectus has been satisfied.  The Purchasers acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act.  The Purchasers hereby covenant that they will not sell any Shares or Warrant Shares pursuant to such prospectus during the period commencing at the time at which the Company gives the Purchasers written notice of the Suspension of the use of such prospectus and ending at the time the Company gives the Purchasers written notice that the Purchasers may thereafter effect sales pursuant to such prospectus.  The Purchasers shall not be prohibited from selling Shares or Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve-month period, unless, in the good faith judgment of the Company’s Board of Directors, upon advice of counsel, the sale of Shares and Warrant Shares under the Registration Statement in reliance on this paragraph would be reasonably likely to cause a violation of the Securities Act or the Exchange Act.

                (i)            Each Purchaser further represents and warrants to, and covenants with, the Company that (i) such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of such Purchaser in Section 7.3 hereof may be legally unenforceable.

                Section 6.              Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers herein and in the certificates for the Shares and Warrants delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares and Warrants being purchased and the payment therefor.

                Section 7.              Registration of the Shares and Warrant Shares; Compliance with the Securities Act.

                7.1          Registration Procedures and Expenses.  The Company shall:

                (a)           as soon as reasonably practicable, but in no event later than thirty (30) days following the Closing Date, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares and the Warrant Shares by the Purchasers from time to time on the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                (b)           use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within 60 days after the initial filing thereof;

                (c)           use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the later of (a) the effective date of the Registration Statement or (b) the exercise of all of the Warrants or (ii) such time as the Shares and Warrant Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act;

                (d)           furnish to each Purchaser with respect to the Shares and Warrant Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares and Warrant Shares) such number of copies of prospectuses and such other documents as such Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrant Shares by such Purchaser;

                (e)           file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchasers;  provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                (f)            bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares and Warrant Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any;

                (g)           file a Form D with respect to the Shares and Warrant Shares as required under Regulation D and to provide a copy thereof to the Purchasers promptly after filing;

                (h)           issue a press release describing the transactions contemplated by this Agreement on the Closing Date;  and

                (i)            make available, while the Registration Statement is effective and available for resale, its Chief Executive Officer and Chief Financial Officer for questions regarding information which the Purchasers may reasonably request in order to fulfill any due diligence obligation on their part.

                The Company understands that each Purchaser disclaims being an underwriter, but any Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder.  A questionnaire related to the Registration Statement to be completed by each Purchaser is attached hereto as Appendix I.

                7.2          Transfer of Securities After Registration.  While the Registration Statement is effective and available for resale, each Purchaser agrees that it will not effect any disposition of the Shares or Warrant Shares or its right to purchase the Warrant Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 hereof in the section to be titled “Plan of Distribution,” and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or its plan of distribution.

                7.3          Indemnification.  For the purpose of this Section 7.3:

(i)            the term “Purchaser/Affiliate” shall mean any affiliates of the Purchaser and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)           the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1 hereof.

                (a)           The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse such Purchaser or Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action;  provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(h) or 7.2 hereof respecting the sale of the Shares, (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Purchaser prior to the pertinent sale or sales by such Purchaser.

                (b)           Each Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(h) or 7.2 hereof respecting the sale of the Shares or (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                (c)           Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof;  but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party;  provided, however, if the defendants in any such action include both the indemnified party, based upon the advice of such indemnified party’s counsel, and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

                (d)           If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchasers from the placement of the securities contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchasers in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the amount paid by the Purchasers to the Company pursuant to this Agreement and upon exercise of the Warrants for the Shares, Warrants and Warrant Shares purchased by the Purchasers that were sold pursuant to the Registration Statement bears to the difference between the amount the Purchasers paid for the Shares and Warrant Shares that were sold pursuant to the Registration Statement and the amount received by the Purchasers from such sale.  The relative fault of the Company on the one hand and the Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d);  provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification.  The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount such Purchaser paid to the Company pursuant to this Agreement and upon exercise of the Warrants for the Shares and Warrant Shares purchased by such Purchaser that were sold pursuant to the Registration Statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Each Purchaser’s obligation to contribute pursuant to this Section 7.3 is several and not joint.

                7.4          Information Available.  So long as the Registration Statement is effective covering the resale of Shares or Warrant Shares owned by a Purchaser, the Company will furnish to such Purchaser:

                (a)           as soon as practicable after available (but in the case of the Company’s Annual Report to Stockholders, concurrently with delivery to its shareholders generally) one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of such Purchaser, its Annual Report on Form 10-K, (iii) upon the request of such Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of such Purchaser, its Current Reports on Form 8-K and (v) a full copy of the particular Registration Statement covering the Shares and Warrant Shares (the foregoing, in each case, excluding exhibits);

                (b)           upon the request of such Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.4;  and

                (c)           upon the request of such Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of such Purchaser, will meet with such Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and Warrant Shares.

                Section 8.              No Broker’s Fee.  Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares and Warrants to the Purchasers.

                Section 9.              Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail,

confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Datalink Corporation
8170 Upland Circle
Chanhassen, Minnesota 55317
Attention: Greg R. Meland, President and Chief Executive Officer
Facsimile: (952) 946-7894

with a copy to:

Messerli & Kramer P.A.
150 South Fifth Street, Suite 1800
Minneapolis, MN 55402
Attention: Jeffrey C. Robbins, Esq.
Facsimile: (612) 672-3777

                                or to such other person at such other place as the Company shall designate to the Purchaser in writing;

and

(b)	if to the Purchasers, in care of:

Needham & Company, Inc.
445 Park Avenue
New York, New York 10022
Attention: Glen Albenese, Chief Financial Officer
Facsimile: (212) 371-8702.

                Section 10.            Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the affected Purchaser(s).

                Section 11.            Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                Section 12.            Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                Section 13.            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota and the federal law of the United States of America.

                Section 14.            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Facsimile signatures shall be deemed original signatures.

                Section 15.            Entire Agreement.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers makes any representation, warranty, covenant or undertaking with respect to such matters.

                Section 16.            Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

[continued on next page]

                Section 17.            Assignment.  This Agreement and the rights of the Purchasers hereunder may not be assigned by Purchasers without the prior written consent of the Company (except (x) by operation of law; (y) by a Purchaser to its wholly owned subsidiary; or (z) by an investment advisor to a fund for which it is the advisor or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement) and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, heirs and legal representatives.

                IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.

DATALINK CORPORATION			NEEDHAM EMERGING GROWTH
PARTNERS, L.P.
NEEDHAM CONTRARIAN FUND, L.P.
and
By	/s/ Greg R. Meland		NEEDHAM EMERGING GROWTH
	Greg R. Meland, President and		PARTNERS (CAYMANS), L.P.
	Chief Executive Officer		By Needham Management Partners, L.P.

NEEDHAM GROWTH FUND
and
NEEDHAM AGGRESSIVE GROWTH FUND,
each a series of the Needham Fund, Inc.		By	/s/ Glen Albanese
Glen Albanese, Chief Financial Officer
By	/s/ Glen Albanese
Glen Albanese, Treasurer

                                                                                 WARRANT NO. ______                                                             EXHIBIT A

To Purchase Shares of Common Stock of

DATALINK CORPORATION

                This Warrant and the Securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 (the “1933 Act”) or under any state securities or “Blue Sky” laws (“Blue Sky Laws”).  No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Securities issuable upon exercise of this Warrant or any interest therein may be made except (a) pursuant to an effective registration statement under the 1933 Act and any applicable Blue Sky Laws or (b) if the Corporation has been furnished with an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Corporation, to the effect that no registration is required because of the availability of an exemption from registration under the 1933 Act and applicable Blue Sky laws.

                THIS CERTIFIES THAT, for good and valuable consideration                             (the “Holder”), or the Holder’s registered assigns, is entitled to subscribe for and purchase from Datalink Corporation, a Minnesota corporation (the “Corporation”), at any time on or after May 22, 2002, to and including May 21, 2007,             fully paid and nonassessable shares of the Common Stock of the Corporation at the exercise price of $4.50 per share (the “Warrant Exercise Price”), subject to the anti-dilution provisions of this Warrant.

                The shares which may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.”  As used herein, the term “Holder” means the Holder, any party who acquires all or a part of this Warrant as a registered transferee of the Holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant.  The term “Common Stock” means the common stock, par value $.001 per share, of the Corporation.

                This Warrant is subject to the following provisions, terms and conditions:

1.             Exercise; Transferability.

                (a)           The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Corporation at the principal office of the Corporation prior to 5:00 p.m. Central Time on the date of the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price per share for the Warrant Shares to be purchased.

                (b)           Except as provided in Section 7 hereof, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant be transferred.

2.             Exchange and Replacement.  Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Corporation at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor, in lieu of this Warrant.  This Warrant shall be promptly canceled by the Corporation upon the surrender hereof in connection with any exchange or replacement.  The Corporation shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3.             Issuance of the Warrant Shares.

                (a)           The Corporation agrees that the Warrant Shares shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid.  Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder.

                (b)           Notwithstanding the foregoing, however, the Corporation shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws.  Except as described in Section 9, nothing herein shall obligate the Corporation to effect registrations under federal or state securities laws.  If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Corporation delivers to the Holder written notice of the availability of such registrations or exemptions.  The Holder agrees to execute such documents and make such representations, warranties and agreements as may be required solely to comply with the exemptions relied upon by the Corporation, or the registrations made, for the issuance of the Warrant Shares.

4.             Covenants of the Corporation.  The Corporation covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.             Anti-dilution Adjustments.  The provisions of this Warrant are subject to adjustment as provided in this Section 5.

                (a)           The Warrant Exercise Price shall be adjusted from time to time such that in case the Corporation shall hereafter:

                                (i)  pay any dividends on any class of stock of the Corporation payable in Common Stock or securities convertible into Common Stock;

                                (ii)  subdivide its then outstanding shares of Common Stock into a greater number of shares;  or

                                (iii)  combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share.  An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.  If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.  All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.  In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

                (b)           Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

                (c)           In case of any consolidation or merger to which the Corporation is a party other than a merger or consolidation in which the Corporation is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), there shall be no adjustment under Subsection (a) of this Section 5;  but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant.  The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

                (d)           Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Corporation, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.             No Voting Rights.  This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Corporation.

7.             Notice of Transfer of Warrant or Resale of the Warrant Shares.

                (a)           Subject to the sale, assignment, hypothecation or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Corporation before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer.  Promptly upon receiving such written notice, the Corporation shall present copies thereof to the Corporation’s counsel.  If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Corporation, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Corporation; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Corporation to prevent further transfers which would be in violation of Section 5 of the 1933 Act and applicable state securities laws;  and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties and agreements as may be required solely to comply with the exemptions relied upon by the Corporation for the transfer or disposition of the Warrant or Warrant Shares.

                (b)           If, in the opinion of the Corporation’s counsel, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Corporation shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of such counsel, are permitted by law.

8.             Fractional Shares.  Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Corporation shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.  For purposes of this Section, the term “Market Price” with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and asked prices on any national or regional securities exchange or quoted in the National Association of Securities Dealers, Inc.’s Automated Quotations System (“Nasdaq”), or if not listed on a national or regional securities exchange or quoted in Nasdaq, the average of the last reported closing bid and asked prices as reported by Metro Data Corporation, Inc. or the Electronic Bulletin Board of the National Association of Securities Dealers, Inc. from quotations by market makers in such Common Stock on the Minneapolis-St. Paul local over-the-counter market, or if no quotations in such Common Stock are available, the fair market value of the shares as determined in good faith by the Board of Directors of the Corporation.

9.             Registration Rights.  This is one of a series of warrants being issued pursuant to a Purchase Agreement of this date (the “Purchase Agreement”) by and among the Corporation and Needham Emerging Growth Partners, L.P., Needham Contrarian Fund, Needham Emerging Growth Partners (Caymans), L.P., Needham Growth Fund and Needham Aggressive Growth Fund (the “Purchasers”).  A Holder hereof who is a Purchaser or a permitted assignee of a Purchaser under the Purchase Agreement shall have the registration rights with respect to the Warrant Shares as described in Section 7 of the Purchase Agreement.

                IN WITNESS WHEREOF, Datalink Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated May 22, 2002.

                                                                                                                Datalink Corporation

By

Its

EXERCISE FORM

(To Be Executed by the Registered Holder in Order to Exercise the Warrant)

To:          Datalink Corporation

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash,                  of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of:

NAME:

SOC. SEC. or
TAX I.D. NO.

ADDRESS:

Date: , 20
Signature *

   *                                The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

ASSIGNMENT FORM

(To be Executed by the Registered Holder in Order to Transfer the Warrant)

To:          Datalink Corporation

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                      the right to purchase the securities of Datalink Corporation to which the within Warrant relates and appoints                     , attorney, to transfer said right on the books of Datalink Corporation with full power of substitution in the premises.

Dated: , 20
(Signature)

Address: